UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024 (January 22, 2024)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan.

At the Annual Meeting of Shareholders of The Scotts Miracle-Gro Company (the “Company”) held on January 22, 2024, the Company’s shareholders approved an amendment and restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan (the “Plan”) to increase the maximum number of common shares, without par value (“Common Shares”), available for grant to participants under the Plan by 2,500,000 Common Shares.

A summary of the Plan, as amended and restated effective January 22, 2024, is contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 13, 2023 in connection with the 2024 Annual Shareholders Meeting under the heading “Proposal Number 4 — Approval of Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan” and is incorporated herein by reference.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On January 22, 2024, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”) as a virtual meeting and shareholders were able to participate in the Annual Meeting, vote and submit questions via live webcast.

At the close of business on November 27, 2023, the record date for the determination of shareholders entitled to vote at the Annual Meeting, there were 56,679,088 Common Shares of the Company issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 51,234,720 Common Shares, or approximately 90% of the outstanding Common Shares, were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s shareholders voted on the following matters:

Proposal 1 — Election of Directors.

Each of Thomas N. Kelly Jr., Brian E. Sandoval, Peter E. Shumlin and John R. Vines was elected as a director of the Company to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2027. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas N. Kelly Jr.	43,300,810	1,700,973	260,917	5,972,020

Brian E. Sandoval	43,062,813	1,939,953	259,934	5,972,020

Peter E. Shumlin	43,056,292	1,948,399	258,009	5,972,020

John R. Vines	39,113,321	5,891,676	257,703	5,972,020

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,128,604	1,873,345	260,751	5,972,020

Proposal 3 — Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2024.

The Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,323,470	692,202	219,048	—

Proposal 4 – To Approve an Amendment and Restatement of The Scotts Miracle-Gro Company Long-Term Incentive Plan to Increase the Maximum Number of Common Shares Available for Grant Participants.

As discussed in Item 5.02 above, the amendment and restatement of The Scotts Miracle-Gro Company Amended and Restated Long-Term Incentive Plan to increase the maximum number of common shares available for grant to participants under the Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,209,000	14,795,638	258,062	5,972,020

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective January 22, 2024)

10.2	Form of Standard Restricted Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.3	Form of Deferred Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	January 24, 2024	By:	/s/ DIMITER TODOROV
Printed Name: Dimiter Todorov
Title: Executive Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 24, 2024
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	The Scotts Miracle-Gro Company Long-Term Incentive Plan (Effective January 22, 2024)

10.2	Form of Standard Restricted Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

10.3	Form of Deferred Stock Unit Award Agreement for Non-Employee Directors (with Related Dividend Equivalents) which may be made under The Scotts Miracle-Gro Company Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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